Provisions, commitments, contingent liabilities and contingent assets	6 Months Ended
Jun. 30, 2021
Provisions, commitments, contingent liabilities and contingent assets [abstract]
Provisions, commitments, contingent liabilities and contingent assets

7 Provisions, commitments, contingent liabilities and contingent assets

Asset retirement obligation

Equinor’s estimated asset retirement obligations (ARO) have decreased by USD 548 million to USD 16,743 million compared to year-end 2020, mainly due to the increase in discount rates and divestments, partially offset by increase in cost estimates and additions. Changes in ARO are reflected within Property, plant and equipment and Provisions and other liabilities in the Consolidated balance sheet.

Supreme Court decision related to ICMS indirect tax (Imposto sobre Circulaçao de Mercadorias - Tax on the Circulation of Goods and Certain Services)

In Brazil, the State of Rio de Janeiro in 2015 published a law whereby crude oil extraction would be subject to a 18% ICMS indirect tax (Imposto sobre Circulaçao de Mercadorias - Tax on the Circulation of Goods and Certain Services). The Brazilian Industry Association filed a suit with the Federal Supreme Court of Brazil challenging the law’s constitutionality, and in March 2021 the plenary of Brazil’s Supreme Court declared the State of Rio de Janeiro’s law to be unconstitutional. The decision became final in May 2021. As a result, Equinor requested that the Supreme Court’s decision is reflected in the ICMS related legal proceedings which previously were initiated by Equinor and which currently are ongoing for the Roncador and Peregrino fields in in the legal system of the State of Rio de Janeiro. During the second quarter, developments in these state-level legal proceedings regarding the Peregrino field resulted in a reduction in Equinor’s overall maximum exposure, which at the end of the second quarter 2021 is estimated at USD 428 million. Following the Supreme Court’s decision, Equinor evaluates the probability of any cash outflow in these cases to be remote. As no provisions have previously been made in the matter, the Brazilian Supreme Court’s decision does not impact Equinor’s condensed interim financial statements for the second quarter or first half of 2021.

Redetermination process for Agbami field

Through its ownership in OML 128 in Nigeria, Equinor is a party to an ownership interest redetermination process for the Agbami field, which will reduce Equinor’s ownership interest. A non-binding agreement for settlement of the redetermination was reached during the fourth quarter of 2018. The parties to the non-binding agreement have thereafter continued to work towards a final settlement and agreed-upon ownership percentage adjustment. In June 2021, Equinor paid a total of USD 822 million to two of the partners in the Agbami Unit. The payment covered outstanding amounts between the three parties as of 31 March 2021. Following the payment, an adjustment to the previous provision by USD 57 million has been reflected in the E&P International segment under Other Revenue. The remaining Agbami redetermination related provision reflected in Trade and other payables in the Consolidated balance sheet at second quarter end is immaterial.

Mineral rights dispute along the Missouri riverbank

Equinor produces minerals from wells in spacing units along the Missouri River in which ownership of the mineral rights associated with the near shore region up to the ordinary high-water mark have been disputed. As operator of wells in those units, Equinor has a right to part of the proceeds, and a responsibility to distribute the remainder of the proceeds from the production to the owners of the mineral rights. As the riverbank has moved continuously over time, updated river-surveys have resulted in interest claims from several parties, including the State of North Dakota, the United States, and private parties. During the second quarter of 2021, Equinor has received updated title opinions reflecting the latest State survey that resulted in clarification among the main parties. Certain limited procedural matters remain, but Equinor’s maximum exposure in the case has been significantly reduced and at this stage is minor. Amounts reflected in the matter in the Consolidated balance sheet at 30 June 2021 and in the Consolidated statement of income during the second quarter and for the first half of 2021 are immaterial.

During the normal course of its business, Equinor is involved in legal and other proceedings, and several claims are unresolved and currently outstanding. The ultimate liability or asset in respect of such litigation and claims, cannot be determined now. Equinor has provided in its Condensed interim financial statements for probable liabilities related to litigation and claims based on the company's best judgement. Equinor does not expect that its financial position, results of operations or cash flows will be materially affected by the resolution of these legal proceedings.